UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

EXACT SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35092	02-0478229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Endeavor Lane
Madison, WI	53719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 284-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 19, 2025, Exact Sciences Corporation, a Delaware corporation (“Exact”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Abbott Laboratories, an Illinois corporation (“Parent”), and Badger Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into Exact (the “Merger”). Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the separate existence of Merger Sub will cease, and, from and after the Effective Time, Exact will continue as the surviving corporation in the Merger. Exact’s board of directors (the “Board”) unanimously (i) determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of Exact and its stockholders, (ii) authorized and approved the execution, delivery and performance of the Merger Agreement by and on behalf of Exact, (iii) resolved to recommend the adoption of the Merger Agreement and the approval of the transactions contemplated thereby by the stockholders of Exact (the “Recommendation”) and (iv) directed that the Merger Agreement be submitted to the stockholders of Exact for adoption.

At the Effective Time, on the terms and subject to the conditions set forth in the Merger Agreement, each share of Exact’s common stock, par value $0.01 per share (“Common Stock”) (other than dissenting shares and certain excluded shares), issued and outstanding immediately prior to the Effective Time, will be converted into and will thereafter represent the right to receive $105.00 in cash, without interest (the “Per Share Merger Consideration,” and in the aggregate for all such shares of Common Stock, the “Merger Consideration”), less any applicable withholding taxes.

Under the terms of the Merger Agreement:

•

At the Effective Time, each option to purchase shares of Common Stock granted under an Exact stock plan that is outstanding and unexercised as of immediately prior to the Effective Time, all of which are vested, will be cancelled and, in the case of any such option the per-share exercise price of which is less than the Per Share Merger Consideration, converted into the right to receive a cash payment equal to the number of shares of Common Stock for which such option is exercisable multiplied by the excess of the Per Share Merger Consideration over the per-share exercise price of such option, less any applicable tax withholding.

•

At the Effective Time, each share of Common Stock subject to vesting, repurchase or other lapse restriction granted under an Exact stock plan that is outstanding as of immediately prior to the Effective Time will be deemed to be fully vested and cancelled and converted into the right to receive the Per Share Merger Consideration, less any applicable tax withholding.

•

At the Effective Time, each restricted stock unit, deferred stock unit and performance share unit granted under an Exact stock plan that is outstanding as of immediately prior to the Effective Time will be deemed to be fully vested, with any performance conditions deemed satisfied based on actual levels of achievement of applicable target levels as of the date of the Merger Agreement, and will be cancelled and converted into the right to receive the Per Share Merger Consideration in respect of each share of Common Stock subject to such award, less any applicable tax withholding, provided that, other than with respect to restricted stock units granted to Exact non-employee directors, each restricted stock unit granted after the date of the Merger Agreement will be converted at the Effective Time into a Parent restricted stock unit on substantially the same terms and conditions, including with respect to double-trigger vesting protections, provided that the number of shares of Parent common stock underlying such a Parent restricted stock unit will be determined based on the Per Share Merger Consideration divided by the average closing price of a share of Parent common stock for the 10 consecutive trading days ending on and including the trading day immediately prior to the Effective Time.

The parties’ respective obligations to consummate the Merger are subject to the satisfaction or waiver of customary mutual conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon (the “Stockholder Approval”), (ii) the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all consents, approvals or authorizations of, declarations or filings with or notices to any governmental authority pursuant to specified other applicable competition or foreign investment laws in connection with the Merger having been obtained and made, as the case may be, and being in full force and effect without the imposition of any Burdensome Condition (as defined in the Merger Agreement) and (iii) the absence of any law or order that is in effect restraining, enjoining, making illegal or otherwise prohibiting consummation of the Merger. The obligations of Parent and Merger Sub, on the one hand, and Exact, on the other hand, to consummate the Merger are also subject to the satisfaction or waiver of customary unilateral conditions, including the accuracy of each other’s representations and warranties and each other’s performance or compliance with all covenants and agreements required to be performed by it or complied with by it under the Merger Agreement at or prior to the closing of the Merger (in each case subject to customary materiality qualifiers). The obligations of Parent and Merger Sub to consummate the Merger are further conditioned upon the absence of a material adverse effect with respect to Exact since the date of the Merger Agreement.

Exact has made representations and warranties and covenants in the Merger Agreement customary for a transaction of this nature. Among other things, Exact is subject to restrictions on its ability to solicit acquisition proposals from third parties, to provide information to, and to continue or enter into communications, discussions or negotiations with, third parties regarding alternative acquisition proposals. In addition, the Merger Agreement requires that, until the earlier of the Effective Time and the termination of the Merger Agreement, Exact must (i) use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its respective business organization, assets, goodwill, permits and business relationships and (ii) refrain from taking certain actions without Parent’s consent, subject to specified exceptions.

The Merger Agreement contains specified termination rights for Exact and Parent, including if (i) the Merger is not consummated by November 19, 2026, subject to certain exceptions, (ii) any law or order restraining, enjoining, making illegal or otherwise prohibiting the consummation of the Merger or making the Merger illegal is in effect and has become final and non-appealable, (iii) the Stockholder Approval is not obtained upon a vote taken on the adoption of the Merger Agreement at the meeting of Exact stockholders held for the purpose of obtaining the Stockholder Approval (the “Stockholders Meeting”) or any adjournment or postponement thereof or (iv) the other party breaches or fails to perform its representations, warranties, agreements or covenants in the Merger Agreement in a manner that would cause the conditions to the closing of the Merger to not be satisfied and does not cure such breach or failure within the applicable cure period, subject to certain exceptions. In addition, prior to obtaining the Stockholder Approval (x) Exact may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a superior proposal and (y) Parent may terminate the Merger Agreement if the Board fails to include the Recommendation in the proxy statement relating to the Stockholders Meeting; withdraws or changes the Recommendation in a manner adverse to Parent or proposes publicly to do so; fails to confirm the Recommendation publicly under specified circumstances at Parent’s request; approves or recommends an acquisition proposal with respect to Exact other than the Merger; or, if a tender or exchange offer for shares of Common Stock is commenced, fails within a specified period to recommend against acceptance of the tender or exchange offer.

In connection with the termination of the Merger Agreement under specified circumstances, Exact may be required to pay to Parent a termination fee of $628,694,446.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the copy of the Merger Agreement that is filed as Exhibit 2.1 to this report and which is incorporated by reference herein.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Exact, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants of Exact contained in the Merger Agreement have been made only for purposes of the Merger Agreement as of specified dates and (except as expressly set forth in the Merger Agreement) solely for the benefit of the parties to the Merger Agreement; may be subject to qualifications and limitations agreed upon by such parties, including being qualified by information contained in reports filed by Exact with the U.S. Securities and Exchange Commission (the “SEC”) and by confidential disclosures delivered by Exact to Parent in connection with the Merger Agreement; were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or reports and other documents filed with the SEC. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Exact or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Exact’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Exact that is or will be contained or incorporated by reference in the proxy statement that Exact will file with the SEC in connection with the transactions contemplated by the Merger Agreement and in the reports and other documents that Exact files or has filed with the SEC.

Item 8.01.	Other Events.

On November 20, 2025, Exact and Parent issued a joint press release announcing the execution of the Merger Agreement and the proposed transaction. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 19, 2025, by and among Abbott Laboratories, Badger Merger Sub I, Inc. and Exact Sciences Corporation.

Exhibit 99.1	Press release, dated November 20, 2025.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

Important Information and Where to Find It

In connection with the proposed transaction, Exact will file with the SEC a proxy statement, the definitive version of which will be sent or provided to Exact‘s stockholders. Exact may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Exact with the SEC. INVESTORS AND SECURITY HOLDERS OF EXACT ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement (when it is available) and other documents that are filed with the SEC by Exact free of charge from the SEC’s website at https://www.sec.gov or through the investor relations section of Exact’s website at https://www.exactsciences.com.

Participants in the Solicitation

Exact and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Exact’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Exact and their ownership of Exact common shares is contained in the definitive proxy statement for Exact’s 2025 annual meeting of shareholders, which was filed with the SEC on April 29, 2025, including under the headings “Information Concerning Directors and Nominees for Director,” “Information Concerning Executive Officers,” “Corporate Governance Principles, Board Matters, and Non-Employee Director Compensation,” “Compensation and Other Information Concerning Named Executive Officers” and “Securities Ownership of Certain Beneficial Owners and Management.” Additional information regarding ownership of Exact’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Exact in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. Free copies of the proxy statement relating to the proposed transaction and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov or through the investor relations section of Exact’s website at https://www.exactsciences.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2025	Exact Sciences Corporation

	By:	/s/ Aaron Bloomer
Aaron Bloomer
Executive Vice President and Chief Financial Officer